EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with the amendment of Oriental Financial Group Inc.’s (“Oriental”) quarterly report on Form 10-Q for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on August 3, 2012 (the “Amended Report”), I, Ganesh Kumar, Executive Vice President and Chief Financial Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(1)      The Amended Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 6th day of August, 2012.

By:         /s/ Ganesh Kumar

                Ganesh Kumar

Executive Vice President and Chief Financial Officer